UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2006

Alliant Techsystems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5050 Lincoln Drive
Edina, Minnesota	55436-1097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 1, 2006, the stockholders of Alliant Techsystems Inc. (“ATK”) approved the Alliant Techsystems Inc. Executive Officer Incentive Plan (the “Incentive Plan”).  The Incentive Plan is designed to

•                   provide cash incentive compensation to ATK’s executive officers in accordance with ATK’s performance-based compensation principles by directly relating awards payable under the Incentive Plan to company, business unit and/or individual performance; and

•                   permit payments of cash incentive compensation to be fully deductible by ATK under Section 162(m) of the Internal Revenue Code.

The Personnel and Compensation Committee of the Board of Directors will administer the Incentive Plan and determine the performance goals for each performance period, according to the terms of the Incentive Plan.  Participation in the Incentive Plan is limited to ATK’s executive officers.  A participant who is a “Covered Employee,” as defined in Section 162(m) of the Internal Revenue Code, may not receive more than $5,000,000 under the Incentive Plan in any fiscal year.  The Incentive Plan has a five-year term.  The Incentive Plan is attached to this report as Exhibit 10.1.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2006, the Board of Directors of ATK approved an amendment and restatement of ATK’s Bylaws.

Descriptions of the provisions adopted or changed are provided below.  These descriptions are summaries and are qualified in their entirety by the Amended and Restated Bylaws, which are attached to this report as Exhibit 3.1.

The purposes of the amendments to the Bylaws are to:

•                   allow for the issuance of uncertificated shares of ATK common stock;

•                   make changes for improved clarity and greater conformity to the language of the Delaware General Corporation Law (“DGCL”) and also to keep the Bylaws current, including with respect to (a) the authority and duties of the Chief Executive Officer and other officers and (b) the indemnification of directors, officers and employees;

•                   reflect changes in the technologies used for notices, consents, delivery of proxy materials, preparation of lists of stockholders entitled to vote at stockholders’ meetings, and meetings of directors or stockholders; and

•                   conform other provisions more closely to the language of the DGCL and the federal securities laws.

Uncertificated Shares

Article V, Section 1 was changed to allow for the issuance of uncertificated shares of ATK stock, as provided by the DGCL.

Article V, Section 4, regarding lost or destroyed stock certificates and the reissuance of shares, was also changed to be consistent with the issuance of uncertificated shares, as well as to conform it more closely to the language of the DGCL.

ATK’s Bylaws previously provided every ATK stockholder with the right to have a certificate.  This change does not affect outstanding shares that are represented by stock certificates.  Stockholders whose shares are represented by certificates may choose to surrender their certificates and have uncertificated shares instead.

Officers

Article IV, Section 7(c) was changed to delete provisions regarding duties of the Secretary in connection with the corporate seal.  The provisions are now unnecessary due to the increasingly limited utility of the corporate seal.

Article IV, Sections 7(e) and 8(b) were changed to delete provisions regarding the signatures of Secretaries and Treasurers on stock certificates, for consistency with the provisions of Article V of the Bylaws regarding stock certificates.

Article IV, Sections 9, 10 and 11 were deleted and a single new Section 9 was added, which defines more clearly the Chief Executive Officer’s authority, previously delegated by the Board of Directors, to appoint subordinate officers, including Assistant Secretaries and Assistant Treasurers.  ATK’s Bylaws previously had separate provisions regarding Assistant Secretaries, Assistant Treasurers and such other officers that may be chosen from time to time by the Board of Directors.

Indemnification

Article VIII (formerly Article IX) was changed to conform the provisions regarding the indemnification of ATK’s directors, officers and employees more closely to the language of the DGCL and eliminate concepts that are defined by case law, in order to keep the Bylaws more current.

Technological Updates

Multiple provisions were revised to conform to the language of the DGCL, reflecting changes in the technologies used for notices, consents, delivery of proxy materials, preparation of lists of stockholders entitled to vote at stockholders’ meetings, and meetings of directors or stockholders.

•                   Electronic Notices and Consents

Article II, Section 5 was revised to clarify that notice of stockholder meetings may be given by electronic transmission, as well as to conform it more closely to the language of the DGCL, including the provision regarding waiver of notice.

Article III, Section 6 was added to include provisions (previously set forth in deleted former Article VII) regarding notice of directors’ meetings and allowing for notice of those meetings by electronic transmission.

Article III, Section 9 was changed to allow members of the Board of Directors to consent by means of electronic transmission to take action without a meeting, as provided by the DGCL.

•                   Electronic Delivery of Proxy Materials

Article III, Section 3(a) was changed to accommodate the electronic delivery of proxy materials.

•                   Lists of Stockholders Entitled to Vote

Article II, Section 8 was changed to reflect the use of e-mail and electronic networks in connection with the preparation of lists of stockholders entitled to vote at stockholders’ meetings.

Other General and Technical Changes

Certain provisions relating to annual meetings of stockholders (specifically, Article II, Sections, 1, 2, 3(c), 6, 10 and 11 and Article III, Section 3(d)) were revised to conform more closely to the language of the DGCL, conform to the federal proxy rules and other federal securities laws (where applicable), and clarify certain procedural matters.

Article III, Section 12, regarding director compensation, was revised to conform more closely to the language of the DGCL.

Article V, Sections 5 and 6, regarding transfers of stock, were revised to conform more closely to the language of the DGCL and to update the wording of the provisions to keep them more current.

Former Article VII, regarding various notices to be given, was deleted in its entirety and the provisions were added to Articles II and III and conformed to the language of the DGCL.  Subsequent Articles were renumbered.

Renumbered Article VII (“General Provisions”) was changed as follows:

•                  Section 3:  deleted and streamlined provisions regarding the corporate seal, consistent with the DGCL and changes to Article IV, Section 7(c) of the Bylaws, described above.

•                  Section 4:  conformed the definition of “public disclosure” — as used in Article II, Section 3 (“Notice of Stockholder Proposals of Business”) and Article III, Section 3 of the Bylaws (“Notice of Stockholder Nominations of Directors”) — to the terminology used in the federal securities regulations.

•                  Section 5:  added this new section to include a provision regarding reliance by ATK’s directors on books, reports and records, as provided by the DGCL, and to include reliance by officers, as well.  A similar provision had previously been included in the Article of the Bylaws regarding indemnification (former Article IX, renumbered as Article VIII).

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1	Bylaws of Alliant Techsystems Inc., as Amended and Restated Effective August 1, 2006.
10.1	Alliant Techsystems Inc. Executive Officer Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: August 2, 2006	By:	/s/ KEITH D. ROSS
Keith D. Ross Senior Vice President, General Counsel and Secretary